RESTRUCTURE AGREEMENT


         RESTRUCTURE AGREEMENT ("Agreement") dated as of November 27, 2000, by and among GULF NORTHERN TRANSPORT, INC., a Wisconsin corporation ("Gulf Northern"), PROSTAR, INC., a South Carolina corporation ("Prostar") and UST LOGISTICS, INC., a Florida corporation ("UST Logistics"; together with Gulf Northern and Prostar, individually and collectively, the "Borrowers"), U.S. TRUCKING, INC. ("U.S. Trucking") and the other guarantors listed on the signature pages hereto (the Borrowers and the Guarantors are each, individually, a "Credit Party" and, collectively, the "Credit Parties") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender" or "GE Capital").

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrowers have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated as of December 22, 1998 by and between Lender and Borrowers (and as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with the Existing Forbearance Agreements (as defined below), all Loan Documents and all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements");

         WHEREAS, as of the date hereof, Events of Default under the Loan Agreement and the other Financing Agreements exist and are continuing;

         WHEREAS, in connection with certain Events of Default, Lender and the Credit Parties entered into that certain October, 2000 Amendment and Forbearance Agreement, dated as of October 12, 2000 and that certain November, 2000 Amendment and Forbearance Agreement, dated as of November 7, 2000 (collectively the "Existing Forbearance Agreement"), pursuant to which, inter alia, Lender agreed to forbear from exercising its rights and remedies with respect to certain Events of Default;

         WHEREAS, as of the date hereof, Borrowers are in default under the Existing Forbearance Agreement and the Forbearance Period, as defined therein, has terminated;

         WHEREAS, each of Gulf Northern, Prostar and UST Logistics has executed and delivered in favor of Lender a Letter re: Surrender of Collateral;

         WHEREAS, Each Credit Party has requested that Lender continue to provide accommodations to or for the benefit of U.S. Trucking and/or the Borrowers in an effort to assist them in their efforts to repay their respective obligations to Lender;

         WHEREAS, Lender and Credit Parties have agreed to certain modifications of the financing arrangements as more particularly set forth below.



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         NOW, THEREFORE, in consideration of the foregoing, and the respective
Agreements, warranties and covenants contained herein, the parties hereto agree that:

         SECTION 1. Interpretation.

         1.1 All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Loan Agreement unless otherwise defined herein, except that, the definition of "Obligations" as used herein shall mean and include all "Obligations" as defined in the Loan Agreement and all "Indebtedness" as defined in the Master Security Agreement dated December 28, 1998 (the "GE/CEF Master Security Agreement") among U.S. Trucking, Gulf Northern and GE Capital Commercial Equipment Funding (hereinafter, "GE/CEF"). Unless otherwise referenced herein, all references to "Financing Agreements" herein shall exclude the GE/CEF Agreements (as defined in Section
7.13 below).

         SECTION 2. ACKNOWLEDGMENT

         2.1 Acknowledgment of Obligations under the Loan Agreement. Credit Parties hereby acknowledge, confirm and agree that as of the date hereof, Borrowers are indebted to Lender in respect of the Revolving Credit Loan in the principal amount of approximately $14,081,283 as of the close of business on November 22, 2000, (the "Outstanding Revolving Credit Loans"). All such Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Credit Parties to Lender, are unconditionally owing by the Credit Parties to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

         2.2 Acknowledgment of Security Interests. Each Credit Party hereby acknowledges, confirms and agrees that Lender has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Lender pursuant to the Financing Agreements or otherwise granted to or held by Lender.

         2.3 Binding Effect of Documents. Each Credit Party hereby acknowledges, confirms and agrees that: (a) each of the Financing Agreements to which it is a party has been duly executed and delivered to Lender by such Credit Party, and each is in full force and effect as of the date hereof, (b) the Agreements and obligations of such Credit Party contained in such documents and in this Agreement constitutes the legal, valid and binding Obligations of such Credit Party, enforceable against it in accordance with their respective terms, and the Credit Parties have no valid defense to the enforcement of such Obligations, and
(c) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Financing Agreements and applicable law.

         SECTION 3. ACKNOWLEDGMENT; NO WAIVER.

         3.1 Acknowledgment of Default. Each Credit Party hereby acknowledges and agrees that Events of Default have occurred and are continuing, each of which entitles Lender to exercise its rights and remedies under the Financing Agreements, applicable law or otherwise. Lender has not waived, presently does not intend to waive and may never waive such Events of Default and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. Each Credit Party hereby acknowledges and agrees that Lender has the presently exercisable right to declare the Obligations to be


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immediately due and payable under the terms of the Financing Agreements and may immediately decline, without notice of any kind, to make any advances or extensions of credit to any Borrower, in its sole and absolute discretion, and that Lender may exercise such right and all other rights and remedies against each of the Credit Parties and/or the Collateral available to Lender under the Financing Agreements and under applicable law without notice of any kind to any Credit Party.

         3.2 No Waivers; Reservation of Rights.

         (a) Lender has not waived, is not by this Agreement waiving, and has no intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to any existing Events of Default or otherwise), and Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

         (b) Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Financing Agreements as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

         SECTION 4. AMENDMENTS AND SUPPLEMENTARY PROVISIONS

         4.1 U.S. Trucking Promissory Note. (a) On or prior to November 29, 2000, to evidence U.S. Trucking's Obligations to Lender (including the obligations under the GE Capital-CEF Agreements (as defined in Section 7.13 below)), U.S. Trucking shall execute and deliver a Promissory Note (the "Trucking Note") in the original principal amount of the Obligations outstanding as of November 27, 2000 (such Obligations, together with all other Obligations accruing under the Financing Agreements after November 27, 2000, collectively, the "Trucking Obligations"). The execution and delivery of the Trucking Note, which shall be dated as of the date hereof, shall not relieve or discharge the Borrowers or any other Credit Party (including U.S. Trucking) from their respective joint and several obligations to repay the Obligations to Lender. The Trucking Note shall provide that Trucking's Obligations shall be repaid in thirty-six (36) consecutive monthly installments, of which the first three (3) installments shall each be in the amount of $25,000, the next thirty-two (32) installments shall each be in the amount of 1/60th of the sum of the principal amount of the Trucking Obligations outstanding as of April 1, 2001 plus all unpaid interest which has accrued as of April 1, 2001, plus the amount of interest that shall accrue through December 31,2001 based upon the interest rate in effect as of April 1, 2001 (it being expressly understood and agreed that the interest which shall accrue from April 1, 2001 through December 31, 2001 shall be adjusted on a monthly basis based upon the Index Rate in effect from time to time), and the last and thirty-sixth (36th) installment shall be due and payable on December 1, 2003 in an amount equal to the entire unpaid balance (including all principal, interest, fees, costs and expenses)of the Trucking Note. Each installment shall be paid on the first (1st) day of each month, commencing on January 1, 2001. All Obligations evidenced by the Trucking Note shall be immediately due and payable upon the occurrence of a Termination Event (as defined in Section 5.4 below).


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         (b) The Obligations evidenced by the Trucking Note shall bear interest at the Index Rate plus 4.5%, except that, from and after the occurrence of a Termination Event, the Trucking Note shall bear interest at the Index Rate plus 6.5%. From the date hereof up to the first anniversary of the date hereof, interest payable under the Trucking Note shall accrue and be payable with the thirty-sixth (36th) and final installment of the Trucking Note. Commencing with the first anniversary of this Agreement, interest on the Trucking Note shall be paid monthly on the first day of each month and shall be remitted contemporaneously with the remittance of each principal installment due under the Trucking Note.

         (c) (i) U.S. Trucking may prepay the Trucking Note at any time without penalty or premium. (ii) U.S. Trucking shall make or cause to be made mandatory prepayments from the proceeds of any sale permitted under Section 4.5 below and, on or prior to January 31, 2001, a prepayment in the amount of not less than $800,000 from the sale of the capital stock of E-View, HBOA and Nexxus Communication (or such lesser sum if and only if Lender, in its sole and absolute discretion, consents, in writing, to the sale of such securities prior to January 31, 2001 for an aggregate sale price of less than $800,000). Any prepayments made under this Section 4.1 (c) (ii) being applied, first, against accrued and unpaid interest, and second, against the unpaid principal installments of the Trucking Note, in the inverse order of maturity thereof.
(iii) In addition, U.S. Trucking, any U.S. Trucking Affiliate and any other Credit Parties shall make a mandatory prepayment in respect of the Trucking Note
(A) in an amount equal to thirty-five (35%) percent of such Person's pre-tax income (exclusive of any non-cash income recognized from the discharge of any indebtedness in any bankruptcy case of any Borrower and exclusive of any non-cash income recognized from the collection of Borrowers' Accounts existing on the date hereof in excess of the loss reserve booked by the Borrowers in respect of such Accounts) as reflected in the Quarterly Financial Statements (as defined in Section 4.10(b) below) and in the annual Financial Statements required to be delivered under Section 4.10(c) below; and (B) in an amount equal to five (5%) percent of the gross sales and other revenues from any Business Interest (or one and one-half (1.5%) percent of the gross sales or other revenues in the case of any segment of a Business Interest engaged solely in the pickup or delivery of freight, whether as principal or agent). For the purposes of this Section 4.1 (c) (iii) (A), to the extent that any Person or Persons prepare their Financial Statements on a consolidated basis, then the required prepayments under this sub-Section shall be made by such Persons on a joint and several basis, without duplication. The prepayment required to be paid under
Section 4.1 (c) (iii) (A) above shall be remitted to Lender on a quarterly basis within 45 days after the end of each such Person's first three (3) Fiscal Quarters, and 90 days after the end of each such Person's Fiscal Year (with respect to such Person's last Fiscal Quarter) and the prepayment required to be paid under Section 4.1 (c) (iii) (B) above shall be remitted to Lender on a daily basis to an account specified by Lender. Each prepayment required to be made under this Section 4.1 (c) (iii) shall be applied first to accrued and unpaid interest and second, to the unpaid principal installments of the Trucking
Note in the direct order of maturity thereof (as a way of example and for purposes of clarity only, after the payment of any accrued and unpaid interest, any remaining amounts shall be applied to the then current installment under the Trucking Note; to the extent that there is any excess amounts, such excess shall be applied against the immediately following monthly installment under the Trucking Note, with any excess amounts continued to be applied against each successive monthly installment under the Trucking Note in the same manner as illustrated in this parenthetical, whether or not such installment is due).


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         4.2 Collateral. So long as any of the Obligations remain unpaid, Lender shall continue to maintain its first priority Lien upon the Collateral. The principal face amount of the Trucking Note shall be reduced by the proceeds indefeasibly received by Lender from the Collateral. Such proceeds shall be applied against the Obligations first, against accrued and unpaid interest, and second, against the unpaid principal installments of the Trucking Note, in the inverse order of maturity thereof.

         4.3 Wisconsin Real Property. Each Credit Party acknowledges, consents and agrees that the net proceeds from the refinancing of the real property located in Wisconsin Rapids, Wisconsin, which proceeds shall be in an amount of not less than $220,000, shall be remitted to Lender on or prior to November 30, 2000 (the "Refinancing Proceeds"). Such Credit Party may direct Lender to prepay the Trucking Note with Refinancing Proceeds, with such prepayment to be applied first against accrued and unpaid interest, and second, to the unpaid principal installments of the Trucking Note in the inverse order of maturity thereof. Lender shall hold the Refinancing Proceeds pursuant to a cash collateral arrangement satisfactory to Lender or, in Lender's sole discretion, such Refinancing Proceeds may be used by such Credit Party to purchase a certificate of deposit from a bank satisfactory to Lender, which certificate of deposit shall be held by Lender and shall be subject to Lender's perfected first priority interest therein. Prior to making such funds available to such Credit Party to purchase a certificate of deposit, Lender shall have received from the bank or financial institution issuing such certificate of deposit a written agreement in favor of Lender agreeing and acknowledging that the certificate of deposit to be issued is subject to Lender's perfected first priority security interest therein. In connection therewith, the applicable Credit Party(s) shall execute and deliver to Lender a pledge agreement with respect to the foregoing which shall be in form and substance satisfactory to Lender in its sole discretion. Without in any way limiting the foregoing, in the event that the applicable Credit Party requests Lender to release the certificate of deposit or cash collateral referenced in this Section 4.3 so that the proceeds thereof can be used by such Credit Party to acquire a Business Interest permitted under
Section 4.4, Lender agrees to release its Lien upon the certificate of deposit or cash collateral, provided that, contemporaneously with the release of such Lien, Lender receives a replacement Lien on real or personal property acceptable to Lender in its sole discretion, which property shall have a value (as determined by Lender in its sole discretion) not less than the amount of the certificate of deposit or cash collateral.

         4.4 Permitted Investments. From and after the date hereof, U.S. Trucking, W. Anthony Huff, Danny Pixler, the Huff Granchildren's Trust, or any other Credit Party shall be permitted to acquire, establish or otherwise invest in a Business Interest (as defined below) in a Person (such Person, together with U.S. Trucking, W. Anthony Huff, Danny Pixler, the Huff Granchildren's Trust, any other Credit Party executing this Agreement and any other Person now owned or hereinafter directly or indirectly owned (whether in whole or in part) by any of the foregoing Persons are hereinafter collectively referred to as a "U.S. Trucking Affiliate"), provided that, in each instance, such Credit Party provides Lender with not less than ten (10) days prior written notice thereof, which notice shall describe such proposed transaction in detail satisfactory to Lender. Any Person that becomes a U.S. Trucking Affiliate, after giving effect to the acquisition of, investment in or establishment of such Business Interest shall be a Credit Party hereunder and under the Financing Agreements. As used herein, "Business Interest" shall mean any direct or indirect legal or beneficial interest (whether as owner, lessor, investor or otherwise) in any Person, including, without limitation, any equitable or ownership interest in


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such Person or any ownership interest in any Stock, real or personal property or assets of such Person and shall further include the investment in, acquisition of or establishment of any business related to the transportation of freight, whether as agent, owner/operator, broker or otherwise. Any Person that becomes a U.S. Trucking Affiliate after the date hereof shall execute and deliver a Guaranty guarantying the Obligations of U.S. Trucking under the Trucking Note, an allonge endorsement to the Trucking Note pursuant to which such Person shall become a direct obligor thereunder, a general security agreement pursuant to which such Person shall grant Lender a first priority security interest in the assets of such Person, subject only to any lien granted to any third party that provides the applicable Credit Party with financing used by such Credit Party to acquire such Business Interest, and such other agreements and documents as Lender shall request, including a pledge agreement pursuant to which Lender shall be granted a first priority Lien upon the Stock of such Person.

         4.5 Sale of Business Interest. In the event that any U.S. Trucking Affiliate elects to sell all or any part of a Business Interest, such U.S. Trucking Affiliate shall first obtain Lender's prior written consent which consent shall not be unreasonably withheld, so long as the sale of such Business Interest is not to a U.S. Trucking Affiliate or any Affiliate thereof. If the sale of such Business Interest is to a U.S. Trucking Affiliate or any Affiliate thereof, Lender's consent shall be in Lender's sole and absolute discretion. The net proceeds from such sale shall be remitted to Lender for application to the Obligations in such order and manner as Lender may elect, in its sole discretion, except that with respect to the Trucking Note, such proceeds shall be applied in accordance with Section 4.1 (c) (ii) above. Notwithstanding the foregoing, Lender shall remit to such Credit Party any cash proceeds received from such sale, for distribution to any Person that is not a U.S. Trucking Affiliate that has a direct or indirect equity interest in such Business Interest ("Non-Affiliated Owner"), in an amount equal to the product of (x) the cash proceeds received from such sale multiplied by (y) fifty (50%) percent of such Non-Affiliated Owner's equity interest in such Business Interest. In the event that in connection with such sale, such Credit Party receives non-cash consideration (e.g., stock, instruments, or notes), such non-cash consideration shall be remitted to Lender and shall be subject to Lender's perfected first priority security interest therein. In the event that Lender receives any cash consideration in respect thereof, Lender shall make available to such Credit Party for distribution to such Non-Affiliated Owner the applicable percentage of such cash based upon the formula set forth above in this Section 4.5.

         4.6 Stock Pledge. On or before December 4, 2000 each Credit Party, including W. Anthony Huff, the Huff Grandchildren's Trust and Danny L. Pixler, shall pledge, as collateral for the Obligations, all shares of Stock of U.S. Trucking which are beneficially owned or controlled by such Credit Party and which, as of the date hereof, are not pledged in favor of any other Person. In connection therewith, such Credit Party shall execute and deliver in favor of Lender a pledge agreement granting Lender a first priority security interest in such Stocks and shall deliver, or cause to be deliver, the applicable stock certificate together with stock powers with respect thereto and such other documents and instruments as Lender may request in connection therewith, all of which shall be in form and substance satisfactory to Lender in its sole discretion. Except to the extent that they have heretofore granted a Lien upon their respective interests in the Stock of U.S. Trucking, each of W. Anthony Huff, the Huff Grandchildren's Trust and Danny L. Pixler agrees that they will not pledge or otherwise grant a Lien upon their interest in the Stock of U.S. Trucking from the date hereof up to and including the date that such Stock is


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received by Lender. In the event that any Stock of U.S. Trucking heretofore pledged in favor of any Person by W. Anthony Huff, the Huff Grandchildren's Trust and/or Danny L. Pixler becomes unencumbered, W. Anthony Huff, the Huff Grandchildren's Trust and/or Danny L. Pixler agrees to deliver such Stock to Lender as collateral for the Obligations. So long as no Termination Event exists, Lender agrees not to exercise any voting rights with respect to the shares of Stock of U.S. Trucking pledged to Lender hereunder.

         4.7 Bankruptcy Cases. Each of the Borrowers has advised Lender that it will file a Chapter 11 petition under Title 11 of the United States Code on or prior to November 29, 2000 in the United States Bankruptcy Court located in Jacksonville, Florida.. Each Borrower and other Credit Party agrees that it will provide Lender with prior notice of any such filing and that it will cooperate with Lender with respect to, among other things, the realization of the Collateral. With respect to such petition, each of the Borrowers hereby agrees that it will file an application with the Bankruptcy Court seeking the appointment of a trustee in such bankruptcy case or, alternatively, each of the Borrowers will consent to the appointment of a court appointed trustee in the event that Lender, in its discretion, files a motion for the appointment of a court appointed trustee in each such bankruptcy case(s). In addition, in any such insolvency or bankruptcy case, each of the Credit Parties hereby agrees that: (a) it will not object to or oppose a sale or other disposition of any assets securing the Obligations (or any portion thereof) free and clear of security interests, liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if Lender has consented to such sale or disposition of such assets, and (b) it will not initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding against Lender or any of the Collateral (i) challenging the enforceability of the Lender's claim, (ii) challenging the enforceability of any liens or security interests in assets securing the Obligations or (iii) asserting any claims which any Borrower may hold with respect to the Lender (and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives), the Obligations or the Collateral.

         4.8 Consent Judgments. On or prior to November 28, 2000, each Credit Party executing this Agreement shall execute and deliver in favor of Lender such documents as Lender and its counsel shall require permitting Lender to enter judgment against such Credit Party in a court of competent jurisdiction ("Confessions of Judgment"). Each Confession of Judgment shall be held in escrow by Lender until the occurrence of a Termination Event. From and after the occurrence of a Termination Event, Lender shall be permitted to insert the amount of principal and interest due to Lender and to enter judgment against each such Credit Party or any of them. Each Credit Party acknowledges that such judgment shall be final, not subject to appeal and any right of appeal, whether under applicable law or otherwise, is hereby expressly waived. Lender agrees to give the applicable Credit Party two (2) Business Days written notice, pursuant to Section 7.10 hereof, of the occurrence of a Termination Event prior to enforcing such Confession of Judgment and Lender will not enter judgment pursuant to such Confession of Judgment if the Termination Event has been cured or remedied. If such Termination Event is not capable of being cured or if such Termination Event relates to a default in the payment, when due, of any amount under the Trucking Note, including the payment of any mandatory prepayment required to be paid hereunder, or if Lender is prevented from giving such notice under applicable law, including the automatic stay under Title 11 of the United


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States Code, then Lender shall be permitted to enforce the judgment or judgments pursuant to the Confessions of Judgment without notice to any Credit Party.

         4.9 Kentucky Real Property. On or prior to December 8, 2000, Lender shall receive an appraisal of the Grayson County, Kentucky property, which shall be in form and substance satisfactory to Lender. In addition, with respect to the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed and deliver by the Huff Grandchildren's Trust with respect to the real property located in Grayson County, Kentucky, Lender shall enter into a separate agreement with the Huff Grandchildren's Trust providing, among other things, that Lender shall agree to forbear for exercising its rights and remedies under such mortgage so long as no Termination Event shall exist, and subject to other terms and conditions satisfactory to Lender.

         4.10 Financial Statements. (a) (i) On or prior to December 1, 2000, W. Anthony Huff, Danny Pixler, and the Huff Grandchildren's Trust shall each deliver to Lender a personal financial statement in form and substance satisfactory to Lender, which financial statements shall be duly executed by such Person. In addition, on a calendar quarter basis, commencing with the calendar quarter ending March 31, 2001, W. Anthony Huff, Danny Pixler, and the Huff Grandchildren's Trust shall each deliver to Lender an updated personal financial statement in form and substance satisfactory to Lender. Such updated personal financial statement shall be dated as of the end of such calendar quarter and shall be delivered to Lender within ten (10) Business Days after the end of each such calendar quarter. (ii) (A) With respect to Sheri Huff, W. Anthony Huff hereby represents and warrants that since November, 1998, except for required alimony payments, W. Anthony Huff, the Huff Grandchildren's Trust, Sebrite Investment Corporation, Logistics Management LLC or any other Person that is an Affiliate of W. Anthony Huff has not transferred, either directly or indirectly, any real or personal, tangible or intangible, property to Sheri Huff or any Person that is an Affiliate of Sheri Huff and (B) with respect to Roxann Pixler, Danny Pixler hereby represents and warrants that since November, 1998, Danny Pixler or any other Person that is an Affiliate of Danny Pixler has not transferred, either directly or indirectly, any real or personal, tangible or intangible, property to Roxann Pixler or any Person that is an Affiliate of Roxann Pixler.

         (b) Within forty-five (45) days following the end of each of such Credit Party's first three (3) Fiscal Quarters, each Credit Party (other than W. Anthony Huff, the Huff Grandchildren's Trust, Danny L. Pixler and any Credit Party that is a debtor under Title 11 of the United States Code), in addition to the Financial Statements required to be delivered under the Loan Agreement, shall deliver to Lender the Financial Statements for such Fiscal Quarter, which shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a quarterly and year-to-date basis, and accompanied by a certification by the Chief Executive Officer or Chief Financial Officer of such Corporate Credit Party that such Financial Statements are complete and correct and that no Termination Event under this Agreement exists (the "Quarterly Financial Statements").

         (c) Within ninety (90) days following the close of each Fiscal Year, each Credit Party (other than W. Anthony Huff, the Huff Grandchildren's Trust and Danny L. Pixler and any Credit Party that is a debtor under Title 11 of the United States Code), in addition to the Financial Statements required to be delivered under the Loan Agreement, shall deliver to Lender the Financial


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Statements for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Lender, which shall provide comparisons to the prior Fiscal Year, and shall be accompanied by (i) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants hereunder, (ii) a report from Borrower's accountants to the effect that in connection with their audit examination nothing has come to their attention to cause them to believe that a Default has occurred or specifying those Defaults of which they are aware, and (iii) any management letter that may be issued. To the extent that any Financial Statements are prepared on a consolidated basis, then the Credit Parties which are the subject of such consolidated Financial Statements shall be required to only deliver such consolidated Financial Statements and not a separate Financial Statement prepared for each such Credit Party.

         SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS Each Credit Party hereby represents, warrants and covenants with and to Lender as follows:

         5.1 Representations in Financing Agreements. Each of the representations and warranties made by or on behalf of the Credit Parties to Lender in any of the Financing Agreements was true and correct when made and in all material respects is, except for the representation and warranty set forth in the Loan Agreement relating to the non-existence of an Event of Default, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by the Credit Parties on the date hereof and in this Agreement.

         5.2 Binding Effect of Documents. This Agreement and the other Financing Agreements have been duly executed and delivered to the Lender by the Credit Parties and are in full force and effect, as modified hereby.

         5.3 No Conflict, Etc. The execution and delivery and performance of this Agreement by Borrowers will not violate any Requirement of Law or Contractual Obligation of the Credit Parties and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

         5.4 Termination Events; Additional Events of Default. (a) The parties hereto acknowledge, confirm and agree that each of the following shall constitute a Termination Event hereunder (each such event, a "Termination Event"): (i) any misrepresentation by any Credit Party; (ii) any failure of any Credit Party to comply with the covenants, provisions, conditions and agreements contained in any Financing Agreement, in this Agreement or in any other agreement, document or instrument at any time executed and/or delivered by any Credit Party with, to or in favor of Lender, including, without limitation, the breach of any representation, warranty or covenant contained herein, including those set forth in Section 4.6 hereof and including the investment in, establishment of or acquisition of any Business Interest other than in compliance with Section 4.4 hereof, (iii) the failure to make any payment when due under the Trucking Note or failure to make any other payment when due required to be made hereunder, (iv) any misrepresentation, omission, untrue or incorrect statements contained in any of the financial statements heretofore delivered to Lender under the Financing Agreements or required to be delivered under Section 4.10 hereof, (v) with respect to any U.S. Trucking Affiliate (other than Borrowers) the occurrence of any default under Sections 7.1 (e), (f) or (g) of the Loan Agreement, or (vi) the failure of the Borrowers to file the bankruptcy petition as required under Section 4.7 hereof or the failure to consent to the appointment of a court appointed trustee as required under
Section 4.7. From and after the date hereof, the breach by any Borrower that is a debtor under Title 11 of the United States Code of a covenant contained herein, after the commencement of such bankruptcy case, which relates to the failure of such Borrower to take any action required to be taken hereunder, shall not constitute a Termination Event.

         (b) The occurrence of a Termination Event shall constitute an Event of Default under this Agreement, the Loan Agreement and the other Financing Agreements. In the event any Person, other than Lender, shall at any time exercise for any reason any of its rights or remedies against any Credit Party or any obligor providing credit support for such Credit Party's obligations to such other Person, or against such Credit Party's or such obligor's properties or assets, and obtain a judgment for an amount in excess of $100,000 such event, unless stayed, remedied or cured within sixty (60) days, shall constitute an immediate Termination Event hereunder and an immediate Event of Default under the Loan Agreement.

         SECTION 6. ADDITIONAL DOCUMENTS/COVENANTS.

         6.1 Additional Financial Statements. Lender shall receive, on or prior to the dates set forth below, the following documents:

         (a) On or prior to December 1, 2000, all bank statements, brokerage statements and all other reports and other information, documentation and correspondence for the months of September and October, 2000 from Fifth Third Bank, Fifth Third Securities or any other financial intermediary with respect to any deposit accounts, trust accounts, bank accounts, investment or other accounts of W. Anthony Huff, his spouse, the Huff Grandchildren's Trust, Sebrite Investment Corporation, and Logistics Management LLC, or relating to any loans or other transactions with any such Persons. In addition, commencing December, 2000 and each month thereafter, Lender shall receive all bank statements, brokerage statements and all other correspondence with respect to the HBOA.com, Inc. stock Pledged to Lender on a current monthly basis.

         (b) On or prior to November 29, 2000, Lender shall receive a bailment agreement in form and substance satisfactory to Lender with any Person in possession of the Nexus stock. On or prior to December 4, 2000, Lender shall receive original stock certificate(s), together with the power of attorney duly executed in blank, with respect to the Nexus stock pledged in favor of Lender as security for the Obligations.

         (c) On or prior to December 1, 2000, Borrowers shall deliver to Lender an analysis of Borrowers' loss for the nine months ended September 30, 2000, in detail satisfactory to Lender, including, without limitation, a detailed summary of all Account write-offs during such period.

         (d) On or prior to December 1, 2000, Borrowers shall deliver to Lender a reconciliation of Borrowers' and Guarantors' cash balance as of September 30, 2000, to Borrowers' and Guarantors' cash balance as of January 1, 2000, and including without limitation, all cash flows among Borrowers and Guarantors and their respective affiliates, in form and detail satisfactory to Lender.

         6.2 Additional Covenants.

         (a) Credit Parties shall, (i) on or prior to December 1, 2000 provide Phoenix Advisors and Collection Inc. ("Phoenix"), at Gulf Northern's location at 13920 Thomas Imeson Avenue, Jacksonville, Florida or at such other address as Lender or Phoenix shall direct, with all books and records and supporting documentation relating to the accounts of the Borrowers, including, without limitation, all bills of lading with respect to all paid and unpaid accounts, rate confirmation sheets, trailer interchanges and proofs of delivery, and such other documentation as Phoenix may request from time to time, (ii) on or prior to December 10, 2000, certify to Lender that all chassis and containers have been returned to their appropriate owner or agent and that all customer freight has been delivered and all of the Borrowers' owned or leased equipment has been returned from shipper's locations to the sites agreed to among Credit Parties and Lender; and (iii) on or prior to December 1, 2000, mail, for the benefit of Lender, all invoices for any goods sold or services rendered as of the date hereof, which, as of the date hereof, have not yet been billed.

         (b) In connection with the winding down of the business operations of the Borrowers (including, without limitation, the container division, air freight operation and truck loading operation), each Credit Party covenants that such a wind down will be conducted in a safe and efficient manner, in compliance with applicable law.

         (c) Each Credit Party will assist and cooperate with Lender, its agents and designees (including Phoenix) in the collection and realization of the Collateral. Each Credit Party shall further provide any and all documentation and information with respect to the Collateral as Lender may request from time to time in connection therewith.

         (d) Each Credit Party shall provide Lender, on or prior to December 1, 2000, with a detailed schedule (together with all supporting documents) of all pending litigation or any potential litigation or action which such Credit Party has or may have with respect to the Collateral, the business affairs of such Credit Party or any other matter where such Credit Party, in good faith, believes that such Credit Party has an action or cause of action of any kind against any Person.

         SECTION 7. PROVISIONS OF GENERAL APPLICATION

         7.1 Effect of this Agreement. (a) Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Financing Agreements, the terms of this Agreement shall control. The Loan Agreement and this Agreement shall be read and construed as one Agreement.

         (b) When pursuing its rights and remedies, Lender, may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Credit Parties or any other Person or against any Collateral or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender, to pursue such other rights or remedies or to collect any payments from any Credit Party or any such other Person or to realize upon any such Collateral or guarantee or to exercise any such right of offset, or any release of any Credit Party or any such other Person or any such Collateral, guarantee or right of offset shall not relieve any Credit Party of any liability hereunder, and shall not impair or affect the rights and remedies, whether express implied or available as a matter of law, of the Lender against any Credit Party.

         7.2 Costs and Expenses. Each Credit Party absolutely and unconditionally agrees to pay to the Lender, on demand by the Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Agreement and any other agreement, document or instrument delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by the Lender or any participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any other agreement, document or instrument prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

         7.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

         7.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, including any debtor in possession or trustee in bankruptcy.

         7.5 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         7.6 Release.

         (a) In consideration of the Agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, Agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever

(individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Credit Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Financing Agreements or transactions thereunder or related thereto.

         (b) Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

         (c) Each Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

         7.7 Covenant Not to Sue. Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Credit Party pursuant to Section 7.6 above. If any Credit Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Credit Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

         7.8 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

         7.9 Reviewed by Attorneys. Each Credit Party represents and warrants to Lender that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and document executed in connection herewith with, such attorneys and other persons as such Credit Party may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

         7.10 Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE FINANCING AGREEMENTS, IN ALL

RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS AND THE OBLIGATIONS ARISING UNDER THE FINANCING AGREEMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY CREDIT PARTY AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS; PROVIDED, THAT LENDER AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S' ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         7.11 Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND THE CREDIT PARTIES

ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED THERETO.

         7.12 Specific Enforcement. Each Credit Party hereby acknowledges that Lender will be irreparably damaged by the failure to comply with the covenants and agreements set forth herein and Lender may demand specific performance of this Agreement. Each Credit Party hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by Lender against such Credit Party for specific performance of this Agreement or any transaction contemplated hereunder or related hereto.

         7.13 Agreements with GE/CEF. As of the date hereof, certain Credit Parties have executed and delivered the GE/CEF Master Security Agreement, that certain Master Lease Agreement dated December 22, 1998 and various notes, agreements, guaranties and documents executed and delivered in connection therewith (as the same exists or may hereafter be amended, modified, renewed, supplemented or extended, collectively, the "GE/CEF Agreements"). Each of the parties hereto acknowledge, confirm and agree that (a) except as explicitly stated herein, nothing contained herein shall prejudice, waive, compromise, settle, impair or otherwise affect, or deemed to prejudice, waive, compromise, settle, impair or otherwise affect, in any manner whatsoever, any rights, claims, interests, or remedies which GE/CEF has or may have against any Credit Party under the GE/CEF Agreements, or any transaction relating thereto or arising thereunder; and (b) the execution and delivery of this Agreement and the agreements and understandings set forth herein are between each of the Credit Parties hereto and the Business Credit unit of General Electric Capital Corporation.

         Credit Parties hereby absolutely convey, transfer and assign to GE/CEF the GE/CEF Rolling Stock (as hereinafter defined) listed on Schedule 7.13 annexed hereto. The Credit Parties collectively acknowledge GE/CEF's intention to sell, at a private sale transaction (the "Sale"), the GE/CEF Rolling Stock as a result of some or all of such Credit Parties' monetary defaults, all of which remain uncured, under the GE/CEF Agreements. The Sale shall take place at Gulf Northern's offices in Wisconsin Rapids, Wisconsin on or after November 28, 2000. Credit Parties hereby collectively waive any notice of the Sale, whether required either by law, under the GE/CEF Agreements or otherwise. The Credit Parties expressly acknowledge and agree that their waiver of notice of the Sale is reasonable notification in light of the possible diminution in value of the GE/CEF Rolling Stock that may result if the Sale were not to occur immediately. Such property listed on Schedule 7.13 that is to be sold, or the leased property to be relet or otherwise disposed of at the Sale, shall include all rolling stock which GE/CEF owns as lessor, or in which GE/CEF has a leasehold interest under the GE/CEF Agreements (collectively, the "GE/CEF Rolling Stock").

         With respect to any and all GE/CEF Rolling Stock which GE/CEF owns as a lessor or in which GE/CEF has a leasehold interest under the GE/CEF Agreements that is not listed on Schedule 7.13 (collectively, the "Non-Schedule 7.13 Rolling Stock"), Credit Parties hereby acknowledge and agree not to oppose any motion filed by Lender to lift the automatic stay in any bankruptcy cases commenced by any Credit Party such that Lender may sell such Non-Schedule 7.13 Rolling Stock in a private sale in the manner as set forth in the immediately preceding paragraph. Credit Parties hereby agree to assemble and return each item of Non-Schedule 7.13 Rolling Stock to facilities or terminals as Lender shall designate. Subsequent to such return of the GE/CFC Rolling Stock by the Credit Parties as aforesaid, the Credit Parties acknowledge and agree that they shall have no further interest in or to the GE/CFC Rolling Stock.

         In consideration of the Credit Parties' agreements contained in this
Section 7.13, GE/CEF hereby acknowledges and agrees that solely with respect to those obligations due and owing from the Credit Parties to GE Capital as evidenced by the GE/CEF Agreements, the deficiency balance thereunder shall be an amount equal to the following: (a) in the case of the year 2000 volvo tractors (the "Tractors") only, an amount equal to: the lesser of (i) the actual deficiency due and owing from the Credit Parties to GE Capital under the GE/CEF Agreements following the Sale; or (ii) the deficiency that would result if each such Tractor were sold for an amount equal to Fifty Five Thousand and no/100 Dollars ($55,000); and (b) in the case of all other items of GE/CEF Rolling Stock, an amount equal to the total amount due and owing from the Credit Parties to GE Capital under the GE/CEF Agreements (less the amount applied against such obligations in respect of the Tractors referred to in sub-paragraph (a) of this paragraph) less the greater of: (i) the liquidation value of the GE/CEF Rolling Stock as determined pursuant to an appraisal thereof by the firm of Taylor & Martin; or (ii) the amount of net proceeds realized by GE Capital as a result of the Sale of the GE/CEF Rolling Stock.

         7.14 Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same Agreement.



                               [REST OF PAGE INTENTIONALY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

                            GENERAL ELECTRIC CAPITAL
                            CORPORATION

                            By:
                                ----------------------------------------
                            Name:
                                  --------------------------------------
                            Title:  Duly Authorized Signatory

                            GULF NORTHERN TRANSPORT, INC.

                            By:
                                ----------------------------------------
                            Name:
                                  --------------------------------------
                            Title:
                                   -------------------------------------

                            Address: 10602 Timberwood Circle Suite #9
                                     Louisville, KY 40223


                            PROSTAR, INC.

                            By:
                                ----------------------------------------
                            Name:
                                  --------------------------------------
                            Title:
                                   -------------------------------------

                            Address: 10602 Timberwood Circle Suite #9
                                     Louisville, KY 40223

                            UST LOGISTICS, INC.

                            By:
                                ----------------------------------------
                            Name:
                                  --------------------------------------
                            Title:
                                   -------------------------------------

                            Address: 10602 Timberwood Circle Suite #9
                                     Louisville, KY 40223




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE'


                            U.S. TRUCKING, INC.

                            By:
                                ----------------------------------------
                            Name:
                                  --------------------------------------
                            Title:
                                   -------------------------------------

                            Address:  10602 Timberwood Circle Suite #9
                                      Louisville, KY 40223


                            MENCOR, INC.

                            By:
                                ----------------------------------------
                            Name:
                                  --------------------------------------
                            Title:
                                   -------------------------------------

                            Address:  10602 Timberwood Circle Suite #9
                                      Louisville, KY 40223


                           HUFF GRANDCHILDREN'S TRUST

                           By:
                               ----------------------------------------
                           Name:
                                 --------------------------------------
                           Title:
                                  -------------------------------------

                           Address:  10602 Timberwood Circle Suite #9
                                     Louisville, KY 40223


                            LOGISTICS MANAGEMENT LLC

                            By:
                                ----------------------------------------
                            Name:
                                  --------------------------------------
                            Title:
                                   -------------------------------------

                            Address: 10602 Timberwood Circle Suite #9
                                     Louisville, KY 40223





                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE'


                         SEBRITE INVESTMENT CORPORATION

                         By:
                             ----------------------------------------
                         Name:
                               --------------------------------------
                         Title:
                                -------------------------------------

                         Address:  10602 Timberwood Circle Suite #9
                                   Louisville, KY 40223



                         -------------------------------------
                         DANNY PIXLER, individually

                         Address: 10004 Crooked Oak Road
                                  Summerville, S.C. 29485


                         -------------------------------------
                         W. ANTHONY HUFF, individually

                         Address: 707 Oxmoor Woods Parkway
                                  Louisville, KY 40222